SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            -------------------------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2003


                        THE SINGING MACHINE COMPANY, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        0-24968                                            95-3795478
-------------------------                     ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
                             -----------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


           ----------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 The Singing Machine Company, Inc. Press Release dated August 14, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2003, The Singing Machine Company, Inc. (the "Company") issued a press release commenting on its financial results for the first quarter ended March 31, 2003. The information contained in this Report on Form 8-K is furnished pursuant to Item 12 (Results of Operation and Financial Condition).
A copy of the press release issued on August 14, 2003 is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              THE SINGING MACHINE COMPANY, INC.

Date: August 14, 2003                         By:  /s/ April Green
                                                   ------------------
                                                       April Green
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

99.1            Press Release of The Singing Machine Company, Inc. dated
                August 14, 2003